                          ---------------------------------------------------------------------------
[LOGO]                       STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, Bloomington, Illinois
                                             VARIABLE DEFERRED ANNUITY APPLICATION                                            PAGE 1
------------------------------------------------------------------------------------------------------------------------------------
1  PROPOSED ANNUITANT (Print name in full)
------------------------------------------------------------------------------------------------------------------------------------
   MR  / /  LAST NAME           FIRST NAME                MIDDLE INITIAL  MAILING ADDRESS
 a MS  / /
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                          SOCIAL SECURITY OR TAX
   CITY                           STATE     ZIP CODE    IN     YES   NO   IDENTIFICATION NUMBER    DRIVER'S LICENSE NUMBER     STATE
 b                                                      CITY?  / /  / /
   ---------------------------------------------------------------------------------------------------------------------------------
      SEX   BIRTH DATE MO-DAY-YR   AGE    MARITAL STATUS       HEIGHT   WEIGHT       STATE OF BIRTH   UNITED STATES OR   YES    NO
 c                                                                                                    CANADIAN CITIZEN?  / /   / /
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                Do job duties fall into one of the following hazardous
   OCCUPATION (GIVE EXACT DUTIES)  EMPLOYER'S NAME AND ADDRESS  categories? (amusement/sports; construction/explosive/   YES    NO
 d                                                              divers; liquor; logging/mining; gas/oil)                 / /   / /
------------------------------------------------------------------------------------------------------------------------------------
2  APPLICANT/OWNER (Required for Corporate, Trusteed Keogh, AND Juvenile Non Tax-Qualified)
------------------------------------------------------------------------------------------------------------------------------------
   MR  / /  LAST NAME           FIRST NAME                MIDDLE INITIAL  SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
 a MS  / /
   ---------------------------------------------------------------------------------------------------------------------------------
   MAILING ADDRESS                                            CITY                 STATE      ZIP CODE        IN         YES    NO
 b                                                                                                            CITY?      / /   / /
------------------------------------------------------------------------------------------------------------------------------------
 c SUCCESSOR OWNER (REQUIRED UNLESS APPLICANT/OWNER IS A TRUST OR CORPORATION)
------------------------------------------------------------------------------------------------------------------------------------
   LAST NAME                                              FIRST NAME                                   MIDDLE INITIAL

------------------------------------------------------------------------------------------------------------------------------------
3  COMPLETE: IF PROPOSED ANNUITANT IS UNDER AGE 16 |  Is Proposed Annuitant to be Owner at and after age 21?  / / YES  / / NO
------------------------------------------------------------------------------------------------------------------------------------
4  VARIABLE DEFERRED ANNUITY
------------------------------------------------------------------------------------------------------------------------------------
 a INITIAL ACCOUNT AND PAYMENT ALLOCATION: (During the free look period, all premiums will be allocated to the Fixed Account.)

                                                        %
                                                (MUST BE WHOLE %
                                                WITH 1% MINIMUM)

   / / Large Cap Equity Index Subaccount                                     -----------------------------------------------------
                                                  ------------                   Check the appropriate box if you wish to have:
   / / Small Cap Equity Index Subaccount
                                                  ------------                   ONLY ONE MAY BE IN EFFECT AT ONE TIME.
   / / International Equity Index Subaccount                                         / / Dollar Cost Averaging
                                                  ------------
   / / Stock and Bond Balanced Subaccount                                                      -OR-
                                                  ------------
   / / Bond Subaccount                                                               / / Portfolio Rebalancing
                                                  ------------
   / / Money Market Subaccount                                                   COMPLETE SEPARATE FORM IF EITHER IS CHECKED.
                                                  ------------               -----------------------------------------------------
   / / Fixed Account
                                                  ------------
                                           TOTAL =  100 %
                                   --------------------
 b Amount of premium to be billed: $
   Mode:  (Check One)              --------------------
                             Existing      Agents Payroll      Employee               Salary     Existing Special Monthly
   / / Annual  / / SFPP  / / Life PAC  / / Deduction       / / Payroll Deduction  / / Allotment  Account Number:
                                                       --------------------
 c Amount of premium submitted with this application:  $
                                                       --------------------
                                                                                                         --------------------
 d If tax-qualified, indicate amount of premium to be applied to PRIOR tax year: (IF NONE, SO INDICATE)  $
                                                                                                         --------------------
                                                                                                         --------------------
 e If IRA, indicate amount of premium irrevocably designated as a rollover contribution:  $
                                                                                          --------------------
------------------------------------------------------------------------------------------------------------------------------------
                                   YES    NO
5  Is this annuity tax-qualified?  / /   / /  (IF YES, INDICATE TYPE)    / / TSA - Issue with TSA Endorsement, with Proposed
                                                                                   Annuitant as Owner
   / / IRA - Issue with IRA Endorsement                                  / / CORPORATE
   / / SEP-IRA - Issue with IRA Endorsement                              / / KEOGH
   / / OTHER TAX-QUALIFIED
                           ---------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6  Will this policy replace or change insurance or annuities you now have? / /YES / /NO  (IF YES, ENTER NAME OF COMPANY AND EXPLAIN)


------------------------------------------------------------------------------------------------------------------------------------
7  BENEFICIARY DESIGNATION
------------------------------------------------------------------------------------------------------------------------------------
   --PRIMARY BENEFICIARY - FULL NAME------------AGE---RELATIONSHIP--  ----SUCCESSORY BENEFICIARY - FULL NAME----AGE---RELATIONSHIP--
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  | / /Interest Option or  / /One Sum or / / Other-Explain     |
   |                                          |     |              |  |------------------------------------------------------------|
   |                                          |     |              |  ----FINAL BENEFICIARY - FULL NAME----------AGE--RELATIONSHIP--
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   | / /Interest Option or  / /One Sum or  / /Other-Explain        |  |  One Sum Settlement Only              |     |              |
   -----------------------------------------------------------------  --------------------------------------------------------------
   If a beneficiary survives the Annuitant, any payment to successor will be one sum, unless changed.
------------------------------------------------------------------------------------------------------------------------------------
454-616 NY                                                                                                         Printed in U.S.A.

                                                                                                                    PAGE 2

                                               VARIABLE DEFERRED ANNUITY APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
8  SUITABILITY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

   Applicants are urged to supply information in order that the agent may make an informed judgment as to the suitability of a particular purchase of a Variable Deferred Annuity Policy. If the Applicant chooses not to, the agent must complete the following items to the best of his/her knowledge.

                                                           YES    NO
   Did the applicant provide the suitability information?  / /   / /  (IF NO, EXPLAIN)
------------------------------------------------------------------------------------------------------------------------------------
   a. Annual Income from Occupation $                       f. Tax                                      g. Score from
                                                               Bracket:                                    Risk Profiler:
------------------------------------------------------------------------------------------------------------------------------------
   b. Annual Income from other sources $                    h. Purpose for Purchasing this Policy:
      Indicate other sources:
                                                               / / Personal Retirement Planning
                                                                            Years to Retirement:
                                                                                                --------------------

                                                               / / Other (specify)
------------------------------------------------------------------------------------------------------------------------------------
   c. Projected Income for next 12 months $
------------------------------------------------------------------------------------------------------------------------------------
   d. Estimated Net Worth (excluding home)   $              i. Which best approximates your experience with the following
                                              ------------     types of investments:
      Liquid Assets included in Net Worth    $
                                              ------------                                 NONE   UP TO 5 YRS   5 YRS OR MORE
------------------------------------------------------------   Mutual Funds                 / /       / /             / /
   e. No. and Age of Dependent Children: (IF NONE, SO STATE)   Individual Common Stocks     / /       / /             / /
                                                               Annuities                    / /       / /             / /

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
9  AGREEMENTS AND ACKNOWLEDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          YES    NO
   a. DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR NEEDS AND FINANCIAL OBJECTIVES?                                      / /   / /
   b. DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
      EXPERIENCE OF THE SEPARATE ACCOUNT?                                                                                 / /   / /
   c. DID YOU RECEIVE THE SEPARATE ACCOUNT PROSPECTUS AND THE FUND PROSPECTUS
      FOR THE POLICY APPLIED FOR? IF YES, GIVE DATE SHOWN ON THE PROSPECTUS:                                              / /   / /
                                                                            -------------------------------------------

   d. ARE YOU ASSOCIATED WITH AN NASD MEMBER BROKER DEALER?                                                               / /   / /


   Coverage will start on the policy date, provided any check received is honored for the payment when presented. By accepting the policy, the Owner agrees to the beneficiaries named, method of payment, and corrections made. No change in plan, amount, benefits, classification, or age at issue may be made on the application unless the Owner agrees in writing. Only an authorized company officer may change policy provisions.


Any policy issued on this application will be owned by Proposed Annuitant or the Applicant, if other than Proposed Annuitant.
-----------------------------------------------------------------------------------------------------------------------------------
   Social Security or Tax Identification Number (TIN) Certification - By signing this application, I certify under penalties of perjury that (1) the TIN shown above is correct, and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the
Internal Revenue Service has notified me that I am no longer subject to backup withholding. (IF YOU ARE SUBJECT TO BACKUP
WITHHOLDING, CROSS OUT ITEM 2.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------


DATED ON                                     SIGNATURE OF PROPOSED ANNUITANT X
         --------------------------------                                   -------------------------------------------------------
           MONTH      DAY        YEAR                                         NOT REQUIRED IF PROPOSED  ANNUITANT IS UNDER AGE 16
AT
   --------------------------------------
        CITY                STATE
                                             SIGNATURE OF APPLICANT X
                                                                   ----------------------------------------------------------------
                                                                        Required for Corporate, Trusteed Keogh, TSA and Juvenile
                                                                    Non Tax-Qualified. Not required unless applicant is other than
                                                                    Proposed Annuitant. If a firm or corporation is to be the
                                                                    owner, give its name and signature of authorized officer.

SIGNATURE OF AGENT AS        X
WITNESS TO ALL SIGNATURES   -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           AGENT'S STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
   1  Do you know the Proposed Annuitant?                           4  Is this policy a replacement or change of existing
   -----------------------------------------------------------------   insurance or annuities? (IF YES, EXPLAIN)        / /Yes / /No
   2  Check if Proposed Annuitant is now a State Farm Policyholder. ----------------------------------------------------------------
        / / Auto   / / Life   / / Fire   / / Health                 5  Did you give Proposed   Agent Code Stamp
   -----------------------------------------------------------------   Annuitant the Premium
   3  Personal History Interview Telephone Information                 Receipt?

      DAYTIME                                                          / / Yes   / / No
      PHONE NO. (   )      -
                     -----------------
------------------------------------------------------------------------------------------------------------------------------------

















------------------------------------------------------------------------------------------------------------------------------------
[LOGO] STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

                                                           PREMIUM RECEIPT

   State Farm Life and Accident Assurance Company has received $                       .  This money is part of the
                                                                -----------------------

   application for an annuity on                                                       .
                                 ------------------------------------------------------
                                                 (Proposed Annuitant)

   Date of Application                                     Signature of Agent X
                       ---------------------------------                       -----------------------------------------------------


                                                   NOTICE OF INFORMATION PRACTICES

   The application requests personal information about the persons proposed for coverage.  Occasionally, we may need to collect additional personal information from other sources.  All such personal information is treated as confidential.  In certain cases, however, that information might be disclosed to others without authorization.  A right of access and correction exists as to the personal information we may collect.  A more detailed notice, including a description of our information practices and your rights, is available upon request.

                    STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

        100 State Farm Place, P.O. Box 8000, Ballston Spa, New York 12020-8000
                                 Phone (518)884-5000


                      INSURANCE DEPARTMENT OF THE STATE OF NEW YORK

                              DEFINITION OF REPLACEMENT

In order to determine whether you are replacing or otherwise changing the status of existing life insurance policies or annuity contracts, and in order to receive the valuable information necessary to make a careful comparison if you are contemplating replacement, the agent is required to ask you the following questions and explain any items that you do not understand.

As part of your purchase of a new life insurance policy or a new annuity contract, has existing coverage been, or is it likely to be:

                                                                                      Yes     No

(1)    Lapsed, surrendered, partially surrendered, forfeited, assigned to the insurer replacing the life insurance policy or annuity contract, or
       otherwise terminated?                                                         /  /   /  /

(2)    Changed or modified into paid-up insurance; continued as extended term insurance or under another form of nonforfeiture benefit; or otherwise reduced in value by the use of nonforfeiture benefits, dividend
       accumulations, dividend cash values or other values?                          /  /   /  /

(3)    Changed or modified so as to effect a reduction either in the amount of the existing life insurance or annuity benefit or in the period of time the existing life insurance or annuity benefit will continue in
       force?                                                                        /  /   /  /

(4)    Reissued with a reduction in amount such that any cash values are released, including all transactions wherein an amount of dividend accumulations or paid-up additions is to be released on one or more
       of the existing policies?                                                     /  /   /  /

(5)    Assigned as collateral for a loan or made subject to borrowing or withdrawal of any portion of the loan value, including all transactions wherein any amount of dividend accumulations or paid-up additions is to be borrowed or withdrawn on one or more existing
       policies?                                                                     /  /   /  /

(6)    Continued with a stoppage of premium payments or reduction in the
       amount of premium paid?                                                       /  /   /  /

If you have answered yes to any of the above questions, a replacement as defined by New York Insurance Department Regulation No. 60 has occurred or is likely to occur and your agent is required to provide you with a completed Disclosure Statement and the IMPORTANT Notice Regarding Replacement or Change of Life Insurance Policies or Annuity Contracts.


DATE                         SIGNATURE OF APPLICANT
    -------------------------                       ------------------------

DATE                         SIGNATURE OF APPLICANT
    -------------------------                      -------------------------


To the best of my knowledge, a replacement is involved in this
transaction     / / Yes    / / No

DATE                         SIGNATURE OF AGENT
   --------------------------                  -----------------------------




454-626 d-26 09-1998 PRINTED IN U.S.A.

                    STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

        100 State Farm Place, P.O. Box 8000, Ballston Spa, New York 12020-8000
                                 Phone (518)884-5000

                     INSURANCE DEPARTMENT OF THE STATE OF NEW YORK
     IMPORTANT NOTICE REGARDING REPLACEMENT OR CHANGE OF LIFE INSURANCE POLICIES
                                 OR ANNUITY CONTRACTS

          THIS NOTICE IS FOR YOUR BENEFIT AND REQUIRED BY REGULATION NO. 60 You are contemplating the purchase of a life insurance policy or annuity contract in connection with the surrender, lapse or change of existing life insurance policies or annuity contracts. The agent is required to give you this notice together with a signed disclosure statement containing the summary result comparison for the new life insurance policy or annuity contract and any life insurance policies or annuity contracts to be changed that sets forth the facts of the transaction and its advantages and disadvantages to you. Your decision could be a good one - or a mistake - so make sure you understand the facts. You should:

     1. Carefully study the Disclosure Statement, which includes a Summary Result Comparison, until you are sure you understand fully the effect of the transaction.

     2. Ask the company or agent from whom you bought your existing life insurance policies or annuity contracts to review with you the transaction and the Disclosure Statement. You may be able to effect the changes you desire more advantageously with them. Their customer service telephone number is contained in the Disclosure Statement.

     3. Consult your tax advisor. There may be unfavorable tax implications associated with the contemplated changes to your existing life insurance policies or annuity contracts.

As a general rule, it is often not advantageous to drop or change existing coverage in favor of new coverage, whether issued by the same or a different insurance company. Some of the reasons it may disadvantageous are:

     1. The amount of the annual premium under an existing life insurance policy may be lower than that called for by a new life insurance policy having the same or similar benefits. Any replacement of the same type of policy will normally be at a higher premium rate based upon the insured's then attained age.

     2. Since the initial costs of a life insurance policy are charged against the cash value increases in the earlier life insurance policy years, the replacement of an old life insurance policy by a new one results in the policyholder sustaining the burden of these costs twice. Annuity contracts usually contain provision for surrender charges, therefore a replacement involving annuity contracts may result in the imposition of surrender charges.

     3. The incontestable and suicide clauses begin anew in a new life insurance policy. This could result in a claim being denied under the new life insurance policy that would have been paid under the life insurance policy that was replaced.

     4. An existing life insurance policy or annuity contract often has more favorable provisions than a new life insurance policy or annuity contract in areas such as loan interest rate, settlement options, disability benefits and tax treatment.

     5. There may have been changes in your health since the purchase of the existing coverage.

     6. The insurance company with which you have existing coverage can often make a desired change on terms that would be more favorable than if you replaced existing coverage with new coverage.

You have the right, within 60 days from the date of delivery of a new life insurance policy or annuity contract, to return it to the insurer and receive an unconditional full refund of all premiums or considerations paid on it, or in the case of a variable or market value adjustment policy or contract, a payment of the cash surrender benefits provided under the policy or contract, plus the amount of all fees and other charges deducted from gross considerations or imposed under the life insurance policy or annuity contract, except that during the first 10 days from the date of delivery of the new policy or contract return of premium or consideration, if greater, and MAY have the right to reinstate or restore any life insurance policies and annuity contracts that were surrendered, lapsed or changed in the transaction to their former status to the extent possible and in accordance with the insurer's published reinstatement rules to the extent such rules are not inconsistent with the provisions of this part.





454-626 d-26 09-1998 PRINTED IN U.S.A.

IMPORTANT: THIS RIGHT SHOULD NOT BE VIEWED AS REINSTATING OR RESTORING YOUR LIFE INSURANCE POLICY OR ANNUITY CONTRACT TO THE SAME CONDITION AS IF IT HAD NEVER BEEN REPLACED. THERE MAY BE CONSEQUENCES IN REINSTATING OR RESTORING YOUR LIFE INSURANCE POLICY OR ANNUITY CONTRACT, INCLUDING BUT NOT LIMITED TO:


   - The right to reinstate or restore your life insurance policy or annuity contract applies only to companies subject to New York insurance laws;

   - Your life insurance policy or annuity contract is subject to your specific company's reinstatement rules, which may vary from company to company. These rules may require payment of both premium and interest; however, you will not be subject to evidence of insurability, or a new contestable or suicide period;

   - You may not receive the interest or investment performance during the period the life insurance policy or annuity contract was replaced; and

   - There may be unfavorable Federal Income Tax consequences as a result of the reinstatement of your Life Insurance policy or annuity contract.

IMPORTANT: IN THE CASE OF A VARIABLE OR MARKET VALUE ADJUSTMENT POLICY OR CONTRACT, THE VALUE OF THE POLICY OR CONTRACT MAY INCREASE OR DECREASE DURING THE 60 DAY PERIOD DEPENDING ON THE PERFORMANCE OF THE UNDERLYING INVESTMENTS, WHICH MAY AFFECT THE VALUE OF THE REFUND YOU RECEIVE.

I hereby acknowledge that I read the above "IMPORTANT NOTICE" and have received a copy of same.

DATE                         SIGNATURE OF APPLICANT
    -------------------------                       ------------------------

DATE                         SIGNATURE OF APPLICANT
    -------------------------                       ------------------------

                    STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

        100 State Farm Place, P.O. Box 8000, Ballston Spa, New York 12020-8000
                                 Phone (518)884-5000

                    INSURANCE DEPARTMENT OF THE STATE OF NEW YORK
                                 DISCLOSURE STATEMENT

IMPORTANT - IT MAY NOT BE IN YOUR BEST INTEREST TO SURRENDER, LAPSE, CHANGE OR BORROW FROM EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS IN CONNECTION WITH THE PURCHASE OF A NEW LIFE INSURANCE POLICY OR ANNUITY CONTRACT WHETHER ISSUED BY THE SAME OR A DIFFERENT INSURANCE COMPANY. YOU ARE URGED TO CONTACT YOUR EXISTING AGENT OR INSURANCE COMPANY PRIOR TO COMPLETING THE TRANSACTION. THEY CAN HELP YOU DECIDE WHETHER THE REPLACEMENT IS IN YOUR BEST INTEREST.

FOR YOUR PROTECTION, the Insurance Department of the State of New York requires that you be given this Disclosure Statement, the IMPORTANT Notice Regarding Replacement or Change of Life Insurance Policies or Annuity Contracts and the Definition of Replacement, together with policy information on all proposed and existing coverage affected.

Name of Applicant(s)                         Telephone Number
                     -----------------------                  ------------------

Address
        ------------------------------------------------------------------------

Name of Agent                                Telephone Number
              ------------------------------                  ------------------

Agent's Address
                ----------------------------------------------------------------


The Information On Existing Coverage On This Form Was Obtained From:

/ / The following replaced company(ies)
                                       -----------------------------------------

/ / Approximations if replaced company(ies) failed to provide information in the prescribed time
               -----------------------------------------------------------------




454-626 b-28 10-1998 PRINTED IN U.S.A.

                                          2.
                            DISCLOSURE STATEMENT CONTINUED

1. DESCRIPTION OF TRANSACTION
   Proposed Policy / Contract


                                                               Existing Policies / Contracts Affected
                                                          (1)                   (2)                     (3)
                                                  As of                As of                  As of
                                                       -------------        --------------         -------------
                       Company Name
   -----------------                              ------------------   -------------------    ------------------

                       Customer Service
    (800)688-0895      Phone Number
   -----------------                              ------------------   -------------------    ------------------

                       Contract Number            #                    #                      #
   -----------------                               -----------------    ------------------     -----------------

                       Issue Date
   -----------------                              ------------------   -------------------    ------------------

                       Type of Insurance
   -----------------                              ------------------   -------------------    ------------------

                       Base Policy
   $                   Face Amount                $                    $                       $
   -----------------                               -----------------    ------------------     -----------------

                       Rider
   -----------------        -------------------   -----------------    -------------------    ------------------

                       Rider
   -----------------        -------------------   -----------------    -------------------    ------------------

                       Rider
   -----------------        -------------------   -----------------    -------------------    ------------------

                       Rider
   -----------------        -------------------   -----------------    -------------------    ------------------

                       Rider
   -----------------        -------------------   -----------------    -------------------    ------------------

                       Total Annualized
   $                   Premium                    $                    $                      $
   -----------------                               -----------------    ------------------     -----------------

                       Current
          N/A          Surrender Charge           $                    $                      $
   -----------------                               -----------------    -------------------    ------------------

                       Guaranteed
                   %   Interest Rate                               %                      %                     %
   ----------------                               -----------------     ------------------     -----------------

                       Current Loan
                   %   Interest Rate                               %                      %                     %
   ----------------                               -----------------     ------------------     -----------------

                       Current Loan Balance
   -----------------                              ------------------   -------------------    ------------------

                       Contestable Expiry Date
   -----------------                              ------------------   -------------------    ------------------

                       Suicide Expiry Date
   -----------------                              ------------------   -------------------    ------------------

                                          3.
                            DISCLOSURE STATEMENT CONTINUED

Existing coverage to be changed by:


                                                             (1)              (2)               (3)

                        Lapse or Surrender                   / /              / /               / /

                        Amendment or Reissue                 / /              / /               / /

                        Loan or Withdrawal                   / /              / /               / /

                             Death Benefit

                        Reduction To                   $                $                $
                                                       --------------   --------------   ---------------

                        Reduced Paid-Up For            $                $                $
                                                       --------------   --------------   ---------------

                        Extended Term to
                                                       --------------   --------------   ---------------

                        Other
                                                       --------------   --------------   ---------------

                        Cash released by change        $                $                $
                                                       --------------   --------------   ---------------

Use of cash released
                    ------------------------------------------------------------------------------------

2. SUMMARY RESULT COMPARISON



                 Proposed With Existing Coverage Changed                       Existing Coverage Unchanged
                 Guaranteed          Non-Guaranteed                            Guaranteed          Non-Guaranteed
                                                          Annualized Premium
                 $                   $                      Current Year       $                   $
                  ----------------    ---------------                           --------------      -------------

                 $                   $                     5 Years Hence       $                   $
                  ----------------    ---------------                           --------------      -------------

                 $                   $                     10 Years Hence      $                   $
                  ----------------    ---------------                           --------------      -------------

                                                           Surrender Value
                 $                   $                     End of 1st Year     $                   $
                  ----------------    ---------------                           --------------      -------------

                 $                   $                     5 Years Hence       $                   $
                  ----------------    ---------------                           --------------      -------------

                 $                   $                     10 Years Hence      $                   $
                  ----------------    ---------------                           --------------      -------------

                                          4.
                            DISCLOSURE STATEMENT CONTINUED


          Proposed With Existing Coverage Changed                     Existing Coverage Unchanged
          Guaranteed          Non-Guaranteed                          Guaranteed          Non-Guaranteed
                                                   Death Benefit
          $                   $                    End of 1st Year    $                   $
           ----------------    -----------------                       ----------------    -------------

          $                   $                    5 Years Hence      $                   $
           ----------------    -----------------                       ----------------    -------------

          $                   $                    10 Years Hence     $                   $
           ----------------    -----------------                       ----------------    -------------

                                                   Dividends
                              $                    End of 1st Year                        $
                               -----------------                                           -------------

                              $                    5 Years Hence                          $
                               -----------------                                           -------------

                              $                    10 Years Hence                         $
                               -----------------                                           -------------


AGENT'S STATEMENT

1. The primary reasons(s) for recommending the new life insurance policy or annuity contract is(are):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. The existing life insurance policy or annuity contract cannot meet the applicant's objectives because:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. The advantages of continuing the existing life insurance policy or annuity contract without changes are:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          5.
                            DISCLOSURE STATEMENT CONTINUED

REMARKS
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ / The attached proposal, including sales material, was used in this sale.

/ / No proposal or sales material was used in this sale.

If more than three existing life insurance policies or annuity contracts are to be affected by this transaction or if more than one new life or annuity contract is proposed, Section 1 of this Disclosure Statement must be completed for such additional life insurance policies and annuity contracts. In addition, a composite comparison shall be completed of all existing life insurance policies or annuity contracts to all proposed life insurance policies or annuity contracts. The proposal, including sales material used in the sale of the proposed life insurance policy or annuity contract, must accompany the submission of this form to the insurer. Copies must be given to the applicant.

I have personally completed this form and certify that it is correct to the best of my knowledge and ability.

Date:                         Signature of Agent:
     ------------------------                   --------------------------------


I hereby acknowledge that I received and read the above Disclosure Statement before I signed the application for the new coverage.


Date:                         Signature of Applicant:
     ------------------------                        ---------------------------

Date:                         Signature of Applicant:
     ------------------------                        ---------------------------

                    STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
        100 State Farm Place, P.O. Box 8000, Ballston Spa, New York 12020-8000
                                 Phone (518)884-5000

                    INSURANCE DEPARTMENT OF THE STATE OF NEW YORK
                                 DISCLOSURE STATEMENT
                        (Annuity to Annuity Replacement Only)

IMPORTANT - IT MAY NOT BE IN YOUR BEST INTEREST TO SURRENDER, LAPSE, CHANGE OR BORROW FROM EXISTING ANNUITY CONTRACTS IN CONNECTION WITH THE PURCHASE OF A NEW ANNUITY CONTRACT WHETHER ISSUED BY THE SAME OR A DIFFERENT INSURANCE COMPANY. YOU ARE URGED TO CONTACT YOUR EXISTING AGENT OR INSURANCE COMPANY PRIOR TO COMPLETING THE TRANSACTION. THEY CAN HELP YOU DECIDE WHETHER THE REPLACEMENT IS IN YOUR BEST INTEREST.

FOR YOUR PROTECTION, the Insurance Department of the State of New York requires that you be given this Disclosure Statement, the IMPORTANT Notice Regarding Replacement of Change of Life Insurance Policies or Annuity Contracts and the Definition of Replacement, together with policy information on all proposed and existing coverage affected.


PART A

Name of Applicant(s)                              Telephone Number
                     ----------------------------                 --------------

Address(es)
           ---------------------------------------------------------------------

Name of Agent                                     Telephone Number
             ------------------------------------                 --------------

Agent's Address
               -----------------------------------------------------------------

The Information On Existing Coverage On This Form Was Obtained From:

/ / The following replaced company(ies):
                                        ----------------------------------------

/ / Approximations if replaced company(ies) failed to provide information in the prescribed time:
                 ---------------------------------------------------------------

PART B

DESCRIPTION OF TRANSACTION:


     The Proposed Annuity Contract                                Existing Annuity Contracts Affected
                                                           (1)                 (2)                (3)
1.                        Company Name
    -------------------                              -----------------    ----------------    ----------------

                          Customer Service
2.    (800) 688-0895      Phone Number
    -------------------                              -----------------    ----------------    ----------------

3.       XXXXXXX          Annuity Contract Number
    -------------------                              -----------------    ----------------    ----------------


4.                        Type of Annuity
    -------------------                              -----------------    ----------------    ----------------

5.       XXXXXXX          Annuity Issue Date
    -------------------                              -----------------    ----------------    ----------------

6.                     %  Current Credit Rate                        %                   %                   %
    -------------------     (If Applicable)          ----------------     ---------------     ---------------

                          Guaranteed Rate
7.                     %  (If Applicable)                            %                   %                   %
    -------------------                              ---------------      ---------------     ---------------

8. $                      Account Value             $                    $                   $
    -------------------                              -----------------    ----------------    ----------------
                                                      As of Date (   )     As of Date (   )    As of Date (   )

9.        N/A             Minus Surrender Charge    $                    $                   $
    -------------------         (if Any)             -----------------    ----------------    ----------------

10.       N/A             Plus/Minus Market Value   $                    $                   $
    -------------------     Adjustment (If Any)      -----------------    ----------------    ----------------

11.       N/A             Equals Surrender Value    $                    $                   $
    -------------------                              -----------------    ----------------    ----------------


                        ----------------------------------------------------------
                                          Additional Information
                         IRS Plan Type (Check Box)       Product Name (Select One)
                         / / Qualified or                / /
                                                            ----------------------
                         / / Non-Qualified               / /
                                                            ----------------------
                        ----------------------------------------------------------


PART C

SUMMARY RESULT COMPARISON*

THE PROPOSED ANNUITY                                                  IF YOU CONTINUE YOUR EXISTING ANNUITY(IES)**

  1. Surrender Value to be Invested: $________________                2. Current Value: $________________

                    Hypothetical Rates of Return                                          Hypothetical Rates of Return
   |--- If Fixed Annuity ---||----- If Variable Annuity -----|            |--- If Fixed Annuity ---||---- If Variable Annuity ----|
    ------------------------------------------------------------------------------------------------------------------------------
   |    At     |     At    |          |          |           |            |    At     |     At    |          |          |         |
   |Guaranteed |  Current  |   @ 0%   |   @ 6%   |   @ 10%   |            |Guaranteed |  Current  |   @ 0%   |   @ 6%   |   @ 10% |
   |   Rate    |  Rate***  |          |          |           |            |   Rate    |    Rate   |          |          |         |
    ------------------------------------------------------------------------------------------------------------------------------
                                                            | SURRENDER  |
                                                            |   VALUE    |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
3. |$          |$          |$         |$         |$          | In 1 Year  |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
4. |$          |$          |$         |$         |$          | In 3 Years |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
5. |$          |$          |$         |$         |$          | In 5 Years |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
6. |$          |$          |$         |$         |$          |In 10 Years |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------
                                                            |   DEATH    |
                                                            |  BENEFIT   |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
7. |$          |$          |$         |$         |$          | In 1 Year  |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
8. |$          |$          |$         |$         |$          | In 3 Years |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
9. |$          |$          |$         |$         |$          | In 5 Years |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------
   |           |           |          |          |           |            |           |           |          |          |         |
   |           |           |          |          |           |            |           |           |          |          |         |
10.|$          |$          |$         |$         |$          |In 10 Years |$          |$          |$         |$         |$        |
    ------------------------------------------------------------------------------------------------------------------------------

   * Calculations for both current and proposed policies are based on current values and do not include possible future additional deposits or withdrawals.
  ** If more than one policy is being replaced, the figures shown reflect the aggregate total of the values for policies currently in force on the dates shown in Part B.
 *** Since the fixed rate declared is subject to change at any time, the rate actually declared in effect on the date of issue may differ from the current rate indicated above, and the return received on the investment may differ from our current rate.

PART D

AGENT'S STATEMENT:

1. The primary reason(s) for recommending the new annuity contract is (are):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2. The existing annuity contract cannot meet the applicant's objectives because:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3. The advantages of continuing the existing annuity contract without changes are:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

4. The surrender charge, if my client replaces his or her existing annuity contract, is __________% or $___________________.

5. The new annuity my client is applying for imposes a new surrender charge as follows: (Describe percentage rate of surrender charge for each year in which a surrender charge is imposed.)

   Year:    1          2          3          4                 5          6          7         ----       ----       ----
          /   /%     /   /%     /   /%     /   /%            /   /%     /   /%     /   /%     /   /%     /   /%     /   /%

   Explain, if necessary:
                         ------------------------------------------------------

-------------------------------------------------------------------------------


REMARKS:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

/ / The attached proposal, including sales material, was used in this sale.

/ / No proposal or sales material was used in this sale.

If more than three existing annuity contracts are to be affected by this transaction or if more than one new annuity contact is proposed, the second page of this Disclosure Statement must be completed for such additional annuity contracts. In addition, a composite comparison of all existing annuity contracts to all proposed annuity contacts shall be completed. The proposal, including sales material used in the sale of the proposed annuity contract, must accompany the submission of this form to the insurer. Copies must be given to the applicant.


I have personally completed this form and certify that it is correct to the best of my knowledge and ability.

Date:__________________ Signature of Agent:____________________________________

I hereby acknowledge that I received and read the above "Disclosure Statement" before I signed the application for the new coverage.

Date:__________________ Signature of Applicant:________________________________

Date:__________________ Signature of Applicant:________________________________